UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2023

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 10, 2023, Harmony Biosciences Holdings, Inc. (the “Company”), completed its previously announced acquisition of Zynerba Pharmaceuticals, Inc. (“Zynerba”), pursuant to an Agreement and Plan of Merger, dated as of August 14, 2023, and amended on October 4, 2023 (the “Merger Agreement”), by and among Zynerba, the Company and Xylophone Acquisition Corp. (the “Purchaser”).

On October 11, 2023, the Company filed its Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition on October 10, 2023.

Under Item 9.01 of the Original 8-K, the Company stated that (a) the financial statements of the business acquired required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 calendar days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 calendar days after the date on which the Original 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements and certain pro forma financial information. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, filed herewith as Exhibits 99.1, 99.2 and 99.3, and the consent of KPMG LLP. filed herewith as Exhibit 23.1, there are no changes to the Original 8-K.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited consolidated financial statements of Zynerba Pharmaceuticals, Inc. as of and for the year ended December 31, 2022 are filed as Exhibit 99.1 and incorporated by reference herein.

The unaudited condensed consolidated financial statements of Zynerba Pharmaceuticals, Inc. as of and for the nine months ended September 30, 2023 are filed as Exhibit 99.2 and incorporated by reference herein.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial statements of Harmony Biosciences Holdings, Inc. as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022, and notes related thereto, are filed as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits

23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statements of Zynerba Pharmaceuticals, Inc. as of and for the year ended December 31, 2022.
99.2	Unaudited condensed consolidated financial statements of Zynerba Pharmaceuticals, Inc. as of and for the nine months ended September 30, 2023.
99.3	Unaudited pro forma condensed combined financial statements of Harmony Biosciences Holdings, Inc. as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: December 7, 2023	By:	/s/ Sandip Kapadia
Sandip Kapadia
Chief Financial Officer and Chief Administrative Officer